UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Copy to: Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2013

Date of reporting period:	April 30, 2013

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary

April 30, 2013 (unaudited)

Dear Shareholder,

We are pleased to present the 2013 Semi Annual Report for Avenue Income Credit Strategies Fund (the “Fund”). The Manager Commentary covers the six month period ended April 30, 2013.

Fund Objective

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions.

Performance

For the six month period ended April 30, 2013, the Fund had a total return of 10.92% based on net asset value, and 6.00% based on market value. For the one year period ended April 30, 2013, the Fund had a total return of 22.35% based on net asset value, and 19.23% based on market value. The average annual total return from January 27, 2011 (inception) through April 30, 2013, was 9.63% based on net asset value, and 4.67% based on market value. The closing price of the Fund’s shares as of April 30, 2013 on the New York Stock Exchange was $18.59 representing a 5.68% discount to the Fund’s net asset value per share of $19.71.

High Yield Bond and Bank Loan Market Returns for the Period November 1, 2012 to April 30, 2013(1)

The Fund invests across a range of assets. The Fund does not benchmark its returns to any indices. However, the indices below cover asset classes that Avenue Capital Management II, L.P. (the “Adviser”) believes are the same as, or similar to, the asset classes to which the Fund’s assets are exposed (in whole or in part).

Fund/Index	Return Over the Period 11/1/2012 - 4/30/2013
Avenue Income Credit Strategies Fund (ACP) based on net asset value	10.92%
Avenue Income Credit Strategies Fund (ACP) based on market value	6.00%
The BofA Merrill Lynch US High Yield Master II Index	7.26%
The BofA Merrill Lynch Single-B US High Yield Index	7.26%
CS Leveraged Loan Index	4.31%
The BofA Merrill Lynch Euro High Yield Index	8.45%
The BofA Merrill Lynch Single-B Euro High Yield Index	8.77%
S&P European Leveraged Loan Index (ELLI)	4.14%
Standard and Poor’s 500 Index (“S&P 500 Index”)	13.13%

Performance information is not annualized. The Fund commenced operations on January 27, 2011. Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. Accordingly, it is possible to lose money investing in the Fund. All returns assume reinvestment of all dividends. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase an investor’s risk of loss. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease. The Fund’s shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.

Factors Affecting Performance

The Fund posted strong performance over the period as it benefited from solid security selection across a number of positions within the portfolio. Additionally, the Fund benefitted from the market conditions of rising risk asset prices and sustained low treasury yields. The robust new issuance market allowed the Fund to take advantage of several short term trading opportunities. We believe that the Fund’s approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select the credits that are likely to be drivers of alpha.

In addition, the following factors contributed positively to performance:

•                  Among the top performing credits were companies in the financial and housing sectors. Specific credits included K Hovnanian Enterprises Inc., American General Finance, American International Group, Inc., Radian Group Inc. and Lloyds Banking Group PLC. In addition, the Fund was underweighted to BB-rated bonds and bank loans; the underperformance of these relative to high yield bonds contributed positively to performance.

•                  The Fund’s weight to European credits positively impacted performance. European credits (which averaged more than 30% of the portfolio during the period) performed better than their U.S. counterparts. The return of The BofA Merrill Lynch Euro High Yield Index during the period was 8.45% vs. 7.26% return for The BofA Merrill Lynch US High Yield Master II Index.(1)

•                  The primary detractors to performance were Cengage Learning Acquisitions Inc., Connacher Oil and Gas Ltd., Nobina SAB and Gymboree Corp., as well as a portfolio hedge (a short position in Ishares Iboxx High Yield Corporate Bond Fund) that was implemented in early December due to macro concerns over the pending year-end fiscal cliff deal.

During the period, the Fund utilized leverage which in a rising market can magnify gains and in a declining market can magnify losses. As the markets in which the Fund invests were up a meaningful amount in the period, the Fund’s leverage contributed to its outperformance. The Fund’s outstanding borrowings increased from $50 million to $65 million during the period.

Fueled by investor demand and low treasury yields, credit markets remained firm during the period driving U.S. high yield bond yields to a record low of 5.41%.(2) Having price appreciation in mind, we hedged when deemed appropriate and were mindful of cash holdings, seeking attractive entry points.

With mostly positive economic news from the U.S. and European tail risks subsiding, we took gains in some of our positions as positive investor sentiment lifted prices higher. We ended the period with the S&P 500 Index closing at 1,597.57, and the Dow Jones Industrial Average closing at 14,839.80.(3) We were pleased with our credit selection leading to alpha generation for our investors over the period.

Market Outlook

The U.S. markets performed strongly over the period, largely in reaction to a stabilizing outlook for the Eurozone, the continued U.S. economic recovery and healthy quarterly results from U.S. corporates. Specifically within the levered credit markets, debt new issuance was robust and inflows to credit mutual funds remained healthy. Bonds and loans were supported by continued strength in equities. The positive news has been well received by the market, but gross domestic product (“GDP”) growth may continue to be sluggish. Corporate earnings have remained on course, but lower guidance going forward and soft margins keep us mindful of downside risks. For 2013, S&P 500 Index consensus earnings per share estimates have fallen 2%, and 2014 estimates have fallen 1%.(4)

Despite concerns regarding the U.S. presidential election, debt ceiling and fiscal cliff in the U.S., debt capital markets remained resilient and continued to be strong through the period, buoyed by a material decline in European tail risks and a much-improved U.S. housing market.

Investors took comfort after the Federal Reserve announced its latest form of quantitative easing whereby, beginning in January 2013, it would purchase $45 billion of Treasury securities every month, in addition to the existing program to purchase $40 billion of mortgage-backed securities per month. The Federal Reserve also indicated that its near-zero interest rate policy would remain in place until the unemployment rate hits 6.5%.(5)

On the U.S. economic front, the most encouraging news flow came from the housing sector. Housing starts for each month of the first quarter of 2013 were significantly above the prior year levels, with March 2013 starts at 46.7% above the March 2012 level.(6) Jobs numbers were also generally supportive of the continued, if protracted, U.S. recovery. Showing some degree of improvement from 8.2% unemployment in March 2012, the unemployment rate declined during the period from 7.9% in January 2013 to 7.6% in March 2013.(7) Revisions to employment released during the period were all more favorable than previously-announced data.

The European high yield market has become increasingly bifurcated, with assets being drawn to large liquid names and shying away from smaller issuers. Small and mid-cap companies are facing the dual challenges of a low growth environment and reduced access to capital. With continued weak GDP growth across the Eurozone, companies without a diversified revenue stream are having trouble growing into their balance sheets. With access to capital having diminished, the number of bankruptcies for these companies has increased.

In Europe, the markets took solace in Mario Draghi’s Outright Monetary Transactions (“OMT”) program. With the OMT backstop in place, investors drove down yields in the peripheral countries, including Spain and Italy. Ireland and Portugal continued to make progress with their fiscal adjustments, and partially regained access to the bond markets.

As sovereign fears abated, investors hoped that action by the European Central Bank (“ECB”) would filter into the real economy, improving economic data. While there were some green shoots (i.e. signs of growth and recovery) in January, it appears that the economic data has stabilized at low levels and it is possible that Europe could muddle along in a slight recession for all of 2013. With Eurozone GDP contraction in the third and fourth quarters of 2012, the Purchasing Managers Index (“PMI”) registering below 50, unemployment levels reaching new highs, and continued austerity measures, it remains difficult to see where economic growth will come from in Europe.

Cyprus entered the fray March 16th when Euro officials announced a new tax on bank deposits in efforts to raise funds as part of a €10 billion rescue plan.(8) This announcement prompted concerns of contagion (i.e. similar policies developing elsewhere in Europe). On balance, we believe that Eurozone risks are no longer systemic in nature, but rather economic and will take years to resolve.

Moving forward, opportunities in the leveraged loan space are currently less attractive than bonds with 82% of the leveraged loan market trading above par.(2) High yield new issuance has surged, with March pricing $43 billion for the fifth highest month volume on record.(2) Year-to-date high yield new issuance is already $149.9 billion (as of April 26, 2013), compared to $126.4 billion for the same period last year. Of this record new issuance, 65% of this year’s proceeds have been used for refinancing.(2)

Below are data points we find significant to our asset mix and credit selection process:

U.S. high yield defaults continue to be below average

•                  For 2013, seven bond issuers have defaulted on $2.3 billion in high yield bonds (through April 26, 2013). During 2012, 20 companies had defaulted on high yield bonds, affecting $14.1 billion, compared with 21 defaults and $18.5 billion in 2011 during the same time frame.(2)

•                  The par-weighted high yield default rate is 0.96%, and is slightly higher including distressed exchanges at 1.13%.(2)

•                  It is anticipated that the high yield default rate will remain below its 4.0% long-term average over the next few years. The refinancings of high yield bonds over the past two years have significantly pushed out the “wall of maturities” and delayed, in our opinion, a number of inevitable defaults.

Leveraged loan defaults continue to be below average

•                  For 2013, five loan borrowers have defaulted affecting $4.5 billion in institutional loans (through April 26, 2013). During 2012, 22 companies had defaulted on institutional loans, affecting $8.4 billion, compared with 10 defaults and $2.4 billion in 2011 during the same time frame.(2)

•                  The par-weighted loan default rate is 1.66%, and is slightly higher including distressed exchanges at 1.84%.(2)

•                  It is anticipated that the loan default rate will remain below its 3.5% long-term average over the next few years. Similar to high yield bonds, the substantial amount of loan refinancings have significantly pushed out the “wall of maturities”.

European high yield bond and leveraged loan default outlook

•                  Weak economic conditions, including a recessionary environment across the Eurozone, combined with continued deleveraging by the European commercial banks and financial institutions, lead us to believe that defaults in Europe should continue to increase and remain elevated for the foreseeable future.

We continue to work hard identifying attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

May 2013

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

(1)         The BofA Merrill Lynch US High Yield Master II Index tracks the performance of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. The BofA Merrill Lynch Single-B US High Yield Index is a subset of The BofA Merrill Lynch US High Yield Master II Index including all securities rated B1 through B3, inclusive. The CS Leveraged Loan Index is designed to mirror the investible universe of the US dollar denominated leveraged loan market. The BofA Merrill Lynch Euro High Yield Index tracks the performance of EUR denominated below investment grade corporate debt publicly issued in the euro domestic or Eurobond markets. The BofA Merrill Lynch Single-B Euro High Yield Index is a subset of The BofA Merrill Lynch Euro High Yield Index including all securities rated B1 through B3, inclusive. The S&P European Leveraged Loan Index (ELLI) is a market-value-weighted index designed to measure the performance of the European institutional leveraged loan market. On a real-time basis, the ELLI tracks the current outstanding balance and spread over EURIBOR for fully funded term loans. The facilities included in the ELLI represent a broad cross section of leveraged loans syndicated in Europe. The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

(2)         J.P. Morgan Credit Strategy Weekly Update, April 26, 2013.

(3)         Bloomberg as of May 22, 2013.

(4)         Goldman Sachs US Equity Views, May 3, 2013.

(5)         FOMC Press Release, January 30, 2013.

(6)         U.S. Census Bureau, New Residential Construction in March 2013, April 16, 2013.

(7)         U.S. Bureau of Labor Statistics, Labor Force Statistics from the Current Population Survey, as of April 26, 2013.

(8)         Cyprus Bank Deposits to Be Taxed in $13 Billion Bailout, Bloomberg, March 16, 2013.

Avenue Income Credit Strategies Fund

Financial Data(a)

April 30, 2013 (unaudited)

Security Type(b)(f)	Ratings(b)(g)	Geographic Allocation(b)(d)

Top Five Industries(b)

Top 10 Largest Holdings(b)(c)

1	American International Group, Inc.	3.4%
2	K Hovnanian Enterprises, Inc.	3.1%
3	Avaya, Inc.	2.9%
4	Punch Taverns Finance Ltd.	2.9%
5	Tenet Healthcare Corp.	2.8%
6	US Airways, Inc.	2.7%
7	Edgen Murray Corp.	2.5%
8	Caesars Entertainment Corp.	2.5%
9	Ontex	2.5%
10	Univision Communications, Inc.	2.4%
	Total Top 10:	27.7%

(a)         Fund information is subject to change due to active management. Data are based on total market value of the Fund investments unless otherwise indicated.

(b)         As a percent of managed assets. Percentages may not add to 100% in all cases due to rounding.

(c)          Beginning November 30, 2012, the holdings of the Fund were calculated based on Issuer as opposed to Issue.

(d)         Geographic Allocation is based on where Avenue believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(e)          Cash and Cash Equivalents includes cash as well as other non-investment asset and liabilities (net), excluding borrowings under credit facilities.

(f)           Security Type, as defined by Avenue, is sourced from Bloomberg as well as developed via internal classifications.

(g)          Beginning November 30, 2012, ratings information represent Standard & Poor’s ratings on instruments in the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default. BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds. The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.

Avenue Income Credit Strategies Fund

Schedule of Investments

April 30, 2013 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 119.3%
Aerospace & Defense — 2.1%
Silver II Borrower / Silver II US Holdings LLC (a)	7.75%	12/15/2020		$3,800	$4,075,500

Airlines — 3.6%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022		5,370	5,463,803
US Airways 2011-1C Pass Through Trust	10.88%	10/22/2014		1,337	1,430,923
					6,894,726
Building Products — 4.0%
HD Supply, Inc.	10.50%	1/15/2021		4,150	4,352,313
Nortek, Inc.	10.00%	12/1/2018		3,000	3,371,250
					7,723,563
Chemicals — 4.8%
Kerling PLC (a)	10.63%	2/1/2017	EUR	3,000	4,094,070
Perstorp Holding AB (a)	8.75%	5/15/2017		$4,825	5,192,906
					9,286,976
Commercial Banks — 3.3%
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020		2,000	2,184,000
Royal Bank of Scotland Group PLC	7.65%	8/29/2049		4,000	4,200,000
					6,384,000
Communications Equipment — 5.4%
Aspect Software, Inc.	10.63%	5/15/2017		2,925	3,071,250
Avaya, Inc. (a)	10.50%	3/1/2021		8,000	7,380,000
					10,451,250
Containers & Packaging — 6.3%
Albea Beauty Holdings SA (a)	8.38%	11/1/2019		3,200	3,440,000
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020	EUR	3,000	4,385,445
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	9.00%	4/15/2019		$4,000	4,320,000
					12,145,445
Diversified Financial Services — 2.2%
Springleaf Finance Corp.	6.90%	12/15/2017		4,000	4,162,500

Diversified Telecommunication Services — 3.6%
Level 3 Financing, Inc.	10.00%	2/1/2018		2,000	2,202,500
Numericable Finance & Co. SCA (a)	12.38%	2/15/2019	EUR	3,000	4,701,513
					6,904,013
Electric Utilities — 2.9%
Energy Future Holdings Corp. (a)	11.75%	3/1/2022		$4,950	5,667,750

Energy Equipment & Services — 7.1%
Hercules Offshore LLC (a)	10.25%	4/1/2019		4,990	5,726,025
Ocean Rig UDW, Inc. (a)	9.50%	4/27/2016		4,800	5,064,000
Tervita Corp. (a)	8.00%	11/15/2018		2,725	2,854,438
					13,644,463
Food & Staples Retailing — 0.5%
Chiquita Brands International, Inc. / Chiquita Brands LLC (a)	7.88%	2/1/2021		850	911,625

See Accompanying Notes to Financial Statements.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Health Care Providers & Services — 9.7%
HCA, Inc.:
	7.05%	12/1/2027			$745	$754,312
	7.50%	11/6/2033			120	125,400
	7.50%	11/15/2095			3,000	2,782,500
	7.58%	9/15/2025			555	592,463
	7.69%	6/15/2025			900	974,250
	7.75%	7/15/2036			525	546,000
Priory Group Ltd. (a)	7.00%	2/15/2018		GBP	3,500	5,790,111
Tenet Healthcare Corp.:
	6.88%	11/15/2031			$4,000	3,740,000
	8.00%	8/1/2020			3,000	3,375,000
						18,680,036
Hotels, Restaurants & Leisure — 10.4%
Boyd Gaming Corp. (a)	9.00%	7/1/2020			2,325	2,534,250
Caesars Operating Escrow LLC / Caesars Escrow Corp. (a)	9.00%	2/15/2020			6,615	6,515,775
Punch Taverns Finance Ltd.:
	5.94%	12/30/2024		GBP	4,000	5,902,729
	7.37%	6/30/2022	(a)		934	1,472,434
Unique Pub Finance Co. PLC	5.66%	6/30/2027			2,500	3,718,331
						20,143,519
Household Durables — 4.1%
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020			$7,000	7,945,000

Household Products — 0.2%
The Sun Products Corp. (a)	7.75%	3/15/2021			470	485,275

Industrial Conglomerates — 3.4%
Edgen Murray Corp. (a)	8.75%	11/1/2020			6,160	6,552,700

Insurance — 4.5%
American International Group, Inc.:
	8.00%	5/22/2038	(a)	EUR	3,000	4,652,128
	8.18%	5/15/2068			$3,000	4,057,500
						8,709,628
Machinery — 2.8%
Meritor, Inc.:
	7.88%	3/1/2026	(a)		1,045	1,177,584
	10.63%	3/15/2018			3,500	3,858,750
Milacron LLC / Mcron Finance Corp. (a)	7.75%	2/15/2021			460	478,400
						5,514,734
Marine — 1.5%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019			3,000	2,842,500

Media — 9.3%
Cengage Learning Acquisitions, Inc. (a)	11.50%	4/15/2020			4,000	3,140,000
Central European Media Enterprises Ltd. (a)	11.63%	9/15/2016		EUR	2,500	3,522,843
Clear Channel Communications, Inc.	9.00%	3/1/2021			$1,500	1,466,250
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			3,500	3,771,250
Univision Communications, Inc.:
	7.88%	11/1/2020	(a)		3,000	3,375,000
	8.50%	5/15/2021	(a)		2,500	2,787,500
						18,062,843
Metals & Mining — 0.6%
AK Steel Corp. (a)	8.75%	12/1/2018			970	1,076,700

See Accompanying Notes to Financial Statements.

Security Description	Coupon	Maturity	Principal Amount (000)		Value

Oil, Gas & Consumable Fuels — 9.9%
Calumet Specialty Products Partners LP/Calumet Finance Corp.	9.38%	5/1/2019		$3,480	$3,897,600
CHC Helicopter SA	9.25%	10/15/2020	4,780		5,096,675
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019	4,000		2,550,000
Halcon Resources Corp. (a)	8.88%	5/15/2021	2,350		2,520,375
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC (a)	10.75%	10/1/2020	2,680		2,948,000
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II	8.38%	6/1/2020	2,000		2,162,500
					19,175,150
Paper & Forest Products — 2.1%
Lecta SA (a)	8.88%	5/15/2019	EUR	3,000	4,099,008

Personal Products — 3.3%
Ontex IV (a)	7.50%	4/15/2018	4,560		6,425,665

Road & Rail — 0.9%
Swift Services Holdings, Inc.	10.00%	11/15/2018		$1,500	1,717,500

Software — 1.9%
Infor US, Inc.	9.38%	4/1/2019	3,250		3,705,000

Specialty Retail — 1.4%
CDW LLC / CDW Finance Corp.	8.50%	4/1/2019	2,500		2,803,125

Textiles, Apparel & Luxury Goods — 1.7%
Takko Luxembourg 2 SCA (a)	9.88%	4/15/2019	EUR	2,560	3,287,108

Thrifts & Mortgage Finance — 3.0%
Radian Group, Inc.	9.00%	6/15/2017		$5,000	5,725,000

Wireless Telecommunication Services — 2.8%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020	GBP	2,375	3,910,558
NII International Telecom Sarl (a)	11.38%	8/15/2019		$1,350	1,559,250
					5,469,808

TOTAL CORPORATE BONDS & NOTES (Cost $216,985,875)					230,672,110

SENIOR LOANS (c) — 6.0%
Communications Equipment — 0.8%
Alcatel Lucent Term Loan C (b)	7.25%	1/30/2019	1,546		1,583,897

Containers and Packaging — 0.3%
Caraustar Industries Inc. Term Loan (b)	6.50%	5/1/2019	660		663,300

Diversified Telecommunication Services — 2.9%
Tyrol Acquisitions 2 SAS Term Loan 2nd Lien PIK (b)	4.37%	7/29/2016	EUR	4,731	5,582,765

Electric Utilities — 1.1%
Astoria Generating Company Acquisitions Term Loan (b)	8.50%	10/26/2017		$2,000	2,075,000

Oil, Gas & Consumable Fuels — 0.9%
Panda Temple Power LLC Term Loan B	7.25%	4/3/2019	1,620		1,652,400

TOTAL SENIOR LOANS (Cost $11,929,799)					11,557,362

			Shares (000)
PREFERRED STOCK — 1.2%
COMMERCIAL BANKS — 1.2%
HBOS Capital Funding LP	6.85%	3/23/2049	2,249		2,240,004

TOTAL PREFERRED STOCKS (Cost $2,025,757)					2,240,004
TOTAL LONG-TERM INVESTMENTS — 126.5% (Cost $230,941,431)					244,469,476

See Accompanying Notes to Financial Statements.

Security Description	Principal Amount (000)	Value

SHORT-TERM INVESTMENTS — 5.1%
REPURCHASE AGREEMENT — 5.1%
State Street Repurchase Agreement, dated 4/30/13, due 5/1/13 at 0.01%, collateralized by Federal National Mortgage Association obligations maturing 12/1/26, market value $10,024,098 (repurchase proceeds $9,825,012) (Cost $9,825,009)	$9,825	$9,825,009

TOTAL SHORT-TERM INVESTMENTS — 5.1% (Cost $9,825,009)		9,825,009
TOTAL INVESTMENTS — 131.6% (Cost $240,766,440)		254,294,485
OTHER ASSETS & LIABILITIES — (31.6)%		(61,027,471)
NET ASSETS — 100.0%		$193,267,014

Percentages are calculated as a percentage of net assets as of April 30, 2013.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Variable rate security. Rate shown is rate in effect at April 30, 2013.
(c)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

PIK — Payment in Kind
PLC — Public Limited Company
SCA — Societe en Commandite par Actions

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
05/07/2013	EUR	35,803,202	$47,152,244	$46,669,640	$482,604	State Street Bank and Trust Co.
05/07/2013	GBP	15,783,431	24,516,376	24,266,769	249,607	State Street Bank and Trust Co.
					732,211
Forward Foreign Currency Contracts to Sell:
05/07/2013	EUR	35,803,202	47,152,245	48,417,668	1,265,423	State Street Bank and Trust Co.
05/07/2013	GBP	15,783,431	24,516,376	24,763,372	246,996	State Street Bank and Trust Co.
08/06/2013	EUR	31,438,508	41,429,701	40,915,426	(514,275)	State Street Bank and Trust Co.
08/06/2013	GBP	13,011,602	20,200,398	20,070,656	(129,742)	State Street Bank and Trust Co.
					868,402
	Total				$1,600,613

EUR — Euro Currency

GBP — Great British Pound

See Accompanying Notes to Financial Statements.

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	81.5%	$157,361,235
United Kingdom	19.5	37,611,245
France	7.9	15,308,175
Canada	5.4	10,501,113
Luxembourg	4.6	8,921,858
Belgium	3.3	6,425,665
Sweden	2.7	5,192,906
Greece	2.6	5,064,000
Ireland	2.3	4,385,445
Czech Republic	1.8	3,522,843
Total Investments	131.6%	$254,294,485

The geographic allocation is based on where Avenue Capital Management II L.P., the investment adviser, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

Assets
Investments in securities of unaffiliated issuers, at value (cost $240,766,440)	$254,294,485
Interest receivable — unaffiliated issuers	5,023,271
Unrealized appreciation on forward foreign currency contracts	1,600,613
Prepaid expenses	91,524
Total Assets	261,009,893

Liabilities
Payable for line of credit	65,000,000
Payable for investments purchased	2,258,850
Accrued investment advisory fee	261,701
Accrued Trustee’s fees and expenses	14,279
Interest payable	3,250
Accrued expenses	204,799
Total Liabilities	67,742,879
Net Assets	$193,267,014

Net Asset Value Per Common Share
$193,267,014 divided by 9,805,554 common shares outstanding	$19.71

Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 9,805,554 shares issued and outstanding	$9,806
Paid in capital	175,958,672
Undistributed net investment income	904,024
Accumulated net realized gain on investments, forward foreign currency contracts, foreign currency transactions and swap contracts	1,257,025
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency translations and swap contracts	15,137,487
Net Assets	$193,267,014

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the six months ended April 30, 2013 (unaudited)

Investment Income:
Interest income — unaffiliated issuers	$9,307,005
Interest income — affiliated issuers	629,911
Total Investment Income	9,936,916

Expenses
Investment Advisory fee	1,535,889
Interest expense and commitment fee	346,519
Professional fees	170,439
Custody fees	82,510
Accounting and Administration fees	73,545
Insurance expense	47,641
Trustee’s fees and expenses	43,005
Shareholder reporting expenses	38,165
Loan servicing fees	6,247
Transfer agent fees	4,576
Other expenses	38,527
Total expenses	2,387,063
Expenses reimbursed by Investment Adviser	(34,550)
Net Expenses	2,352,513
Net Investment Income	7,584,403

Realized And Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	3,492,210
Investments in securities of unaffiliated issuers sold short	(201,067)
Investments in securities of affiliated issuers	(766,574)
Forward foreign currency contracts	(4,075,583)
Foreign currency transactions	(48,016)
Swap contracts	10,394
(1,588,636)
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	8,697,422
Investments in securities of affiliated issuers	213,724
Forward foreign currency contracts	4,110,584
Foreign currency transactions	3,893
Swap contracts	242,454
13,268,077
Net realized and unrealized gain on investments, forward foreign currency contracts, foreign currency transactions and swap contracts	11,679,441
Net increase in net assets resulting from operations	$19,263,844

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes In Net Assets

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase In Net Assets From Operations:
Net investment income	$7,584,403	$13,289,391
Net realized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and swap contracts	(1,588,636)	3,237,532
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions and swaps	13,268,077	14,880,001
Net increase in net assets resulting from operations	19,263,844	31,406,924

Distributions To Shareholders from:
Net investment income	(7,058,292)	(12,791,435)
Total distributions to shareholders	(7,058,292)	(12,791,435)

From Beneficial Interest Transactions:
Reinvestment of distributions	70,707	—
Net proceeds from the sale of shares during rights offering (net of offering costs of $406,747)	—	35,788,588
Net increase (decrease) in net assets from beneficial interest transactions	70,707	35,788,588
Net increase in net assets during the period	12,276,259	54,404,077
Net assets at beginning of period	180,990,755	126,586,678
Net assets, end of period (including undistributed net investments income of $904,024 and $377,913, respectively)	$193,267,014	$180,990,755

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the six months ended April 30, 2013 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$19,263,844
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(100,028,901)
Investments sold	103,413,764
Increase in short term investments, net	(5,453,187)
Net amortization/accretion of premium/(discount)	(159,966)
Increase in interest receivable	(652,369)
Decrease in premiums received for open swap contracts	(634,700)
Change in unrealized depreciation on forward foreign currency transactions	(4,110,584)
Increase in prepaid expenses	(64,494)
Decrease in cash collateral held at broker	750,000
Increase in accrued investment advisory fee	4,911
Decrease in accrued interest expense for credit facility	(12,058)
Increase in accrued trustees’ fees and expenses	4,969
Decrease in accrued expenses and other liabilities	(90,131)
Net change in unrealized appreciation from investments	(8,911,146)
Net change in unrealized depreciation on swap contracts	(242,454)
Net realized gain on investments	(2,524,569)
Net cash provided by operating activities	552,929
Cash Flows from Financing Activities
Proceeds from shares issued through dividend reinvestment	70,707
Distributions paid to shareholders	(7,058,292)
Proceeds from secured borrowings	12,000,000
Repayment of secured borrowings	(6,000,000)
Net cash used in financing activities	(987,585)
Net change in cash*	(434,656)
Cash at beginning of period(1)	434,656
Cash at end of period	$—

*    Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,893.

(1) Balance includes foreign currency, at value.

Supplemental disclosure of cash flow information:
Cash paid for interest during period	$358,577

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31, 2012		For the period January 27, 2011*- October 31, 2011
Net asset value, beginning of period	$18.46		$17.22		$19.10	(1)
Income (loss) from investment operations:
Net investment income(2)	0.77		1.51		1.01
Net realized and unrealized gain (loss)	1.20		2.13		(1.94)
Total from investment operations	1.97		3.64		(0.93)
Distributions to shareholders from:
Net investment income	(0.72)		(1.46)		(0.91)
Total distributions	(0.72)		(1.46)		(0.91)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	—		(0.90)		—
Offering costs charged to paid-in-capital	—		(0.04)		(0.04)
Net asset value, end of period	$19.71		$18.46		$17.22
Market value, end of period	$18.59		$18.22		$16.40
Total return on net asset value(3)	10.92	%(5)	16.94	%(4)	(5.12	)%(5)
Total return on market value(3)	6.00	%(5)	21.19	%(4)	(13.71	)%(5)
Net assets, end of period (in 000’s)	$193,267		$180,991		$126,587
Ratio of expenses to average net assets	2.55	%(6)	2.50%		2.50	%(6)
Ratio of expenses to average net assets excluding interest expense, commitment fee and loan servicing fees	2.17	%(6)	2.12%		2.09	%(6)
Ratio of net investment income to average net assets	8.23	%(6)	8.61%		7.28	%(6)
Ratios before expense limitation:
Ratio of expenses to average net assets	2.59	%(6)	2.77%		3.00	%(6)
Ratio of net investment income to average net assets	8.20	%(6)	8.34%		6.78	%(6)
Portfolio turnover rate	41	%(5)	60%		56	%(5)
Loans Outstanding, End of Period (000s)	$65,000		$59,000		$43,000
Asset Coverage per $1,000 unit of senior indebtedness(7)	$3,973		$4,068		$3,944

*	Commencement of operations.
(1)	Net asset value at beginning of period reflects the deduction of the underwriters discount of $0.90 per share from the $20.00 offering price.
(2)	Per share amounts have been calculated using average shares outstanding.
(3)

Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

Includes dilution (net of offering costs) of $0.94 to N.A.V. per share resulting from the Fund’s transferrable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current N.A.V. per share of the Fund.

(5)	Not annualized.
(6)	Annualized.
(7)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

April 30, 2013 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) per Common Share is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding of the Fund.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Credit default swap agreements on corporate issuers involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on corporate issuers, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statements of Operations.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2013, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P. (the “Investment Adviser”), an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

At an “in person” meeting held on December 13, 2012 the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Fund and the Investment Adviser, dated as of December 8, 2011, to extend the term of such Expense Limitation Agreement through and including February 28, 2014. At a special telephonic meeting held on April 12, 2013, the Board unanimously voted to further extend the term of the Expense Limitation Agreement through and including April 30, 2014. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Fund so that the Fund’s “Other Expenses” (as such term is used in the Fund’s registration statement on Form N-2) are limited to 0.50% (as a percentage of net assets attributable to Common Shares of the Fund) through and including April 30, 2014 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s total Other Expenses to exceed 0.50% (as a percentage of net assets attributable to Common Shares of the Fund) for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total Other Expenses. Thus, until those amounts are repaid, the Fund and the Common Shareholders will not enjoy any benefit of any reduced expenses. For the period ended April 30, 2013, the year ended October 31, 2012 and the period ended October 31, 2011, these expense reductions, including any fee waivers were as follows:

Subject to repayment dates
April 30, 2016	October 31, 2015	October 31, 2014
$34,550	$414,490	$502,176

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

Under the terms of the Expense Limitation Agreement, if the Fund’s expense ratio declines sufficiently, the Fund may be liable to the Investment Adviser to repay such reimbursed amounts until (i) no later than October 31, 2014, in the case of amounts reimbursed during the first fiscal year, (ii) no later than October 31, 2015, in the case of amounts reimbursed during the second fiscal year, and (iii) no later than April 30, 2016, in the case of amounts reimbursed during the current fiscal year, as of April 30, 2013.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody, fund accounting and transfer agent services to the Fund. Custody, fund accounting and transfer agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Related Party Transactions

No shareholder, to the knowledge of the Fund, other than (i) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation (together, “First Trust”), and (ii) Morgan Stanley and Morgan Stanley Smith Barney LLC (together, “MS”), beneficially owned more than five percent of the Fund’s Common Shares.

The following shareholders filed an amended beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2012 they owned beneficially:

Shareholder	Date of filing	Reported Common Shares	Percent of Net Assets*
First Trust	February 12, 2013	2,192,385	22.4%
Morgan Stanley	February 14, 2013	862,793	8.8%
Morgan Stanley Smith Barney LLC	February 14, 2013	861,911	8.8%

*  Representing approximate percentage of net assets as of April 30, 2013 under the assumption the percentage remained constant post rights offering.

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley or an affiliate participated.

A summary of the Fund’s transactions in securities of affiliated issuers (as defined in the 1940 Act) of the Fund for the period ended April 30, 2013 is as follows:

Name of Issuer	Shares/Principal Amount (000’s) Held at October 31, 2012		Gross Purchases and Additions Shares/Par	Gross Sales and Reductions Shares/Par		Shares/Principal Amount (000’s) Held at April 30, 2013	Value at April 30, 2013	Investment Income November 1, 2012- April 30, 2013	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)
Travelodge Hotels (Full Moon Holding Co. 6 Ltd.) Term Loan	GBP	3,385	—	GBP	(3,385)	—	—	$629,911	$(766,574)	—

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $96,967,365 and $97,307,786, respectively, for the period ended April 30, 2013.

7. Share Transactions

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share.

On February 10, 2012 the Fund’s Board of Trustees approved a transferable rights offering (an “Offer”) which entitled the Fund’s common shareholders of record as of February 24, 2012 (“Record Date Shareholders”) to one transferable right for each common share held, entitling Record Date Shareholders to purchase one newly issued share of common stock for every three rights held. The Offer commenced on February 24, 2012 and expired on March 23, 2012. The Offer was over-subscribed. The actual subscription price pursuant to the Offer was $15.31 per common share for the Fund, and was calculated based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the Offer and on each of the four preceding trading days. Shareholders exercised rights to purchase 2,450,466 shares with an aggregate net asset value of $44,672,035. The net asset value for each of the Fund’s common shares was reduced by $0.94 for the Fund as a result of the Offer, which includes the effect of dealer manager commissions and offering costs. The details of the Offer are as follows:

Settlement Date	Price	Shares	Amount
March 13, 2012*	$15.74	100,000	$1,574,100
March 20, 2012*	15.27	50,000	763,650
March 22, 2012*	15.17	119,312	1,810,440
March 23, 2012**	15.31	2,181,154	33,393,468
Gross Proceeds		2,450,466	37,541,658
Commissions			(1,407,812)
Trading Profits			61,489
Net Proceeds			36,195,335
Offering Costs (charged against Paid in Capital)			(406,747)
			$35,788,588

*            Rights converted to newly issued shares prior to the expiration of the Offer. Trading profits realized by UBS Securities LLC, the deal manager, were reimbursed to the Fund and treated as additional proceeds.

**     Expiration date.

Transactions in Common Shares were as follows:

Period Ended April 30, 2013
Shares issued through dividend reinvestment	3,688

8. Federal Tax Information

As of April 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed for the year ended October 31, 2012, and the period ended October 31, 2011 remain subject to examination by the Internal Revenue Service for a period of three years.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

The tax character of distributions declared for the year ended October 31, 2012 and period ended October 31, 2011 were as follows:

	October 31, 2012	October 31, 2011
Distributions declared from:
Ordinary income	$12,791,435	$6,682,190

The Fund utilized $87,419 of capital loss carryforwards during the year ended October 31, 2012.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$240,766,440
Gross unrealized appreciation	$17,529,693
Gross unrealized depreciation	(4,001,648)
Net unrealized appreciation	$13,528,045

9. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At April 30, 2013, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2013 was follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)
Forward foreign currency contracts	2,244,630	(644,017)

(1)  Statement of Assets and Liabilities location: Net unrealized appreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended April 30, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency contracts	$(4,075,583)	4,110,584

(1)  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts

(2)  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts

The average volume of forward foreign currency contracts bought and sold measured at each month end during the period ended April 30, 2013 was approximately $37,382,814 and $100,248,143, respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

10. Revolving Credit Facility

On March 8, 2013, the Fund renewed a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $65,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business and for general business purposes of the Fund. On April 22, 2013, the amount allowed to be borrowed under the Credit Agreement was increased to $122,000,000 after receiving approval from the Board. The loan is secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the period ended April 30, 2013 totaled $2,552 and are included in the interest expense and commitment fee line item in the Statement of Operations. At April 30, 2013, the Fund had borrowings outstanding under the Credit Agreement of $65,000,000 at an interest rate of 1.104%. For the period November 1, 2012 through April 30, 2013, the average borrowings under the Credit Agreement and the average interest rate were $63,093,023 and 1.106%, respectively.

11. Principal Risks

CONFLICTS OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However,

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

12. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$230,672,110	$—	$230,672,110
Senior Loans	—	11,557,362		11,557,362
Preferred Stocks	—	2,240,004	—	2,240,004
Repurchase Agreement	—	9,825,009	—	9,825,009
Total Investment Securities in an Asset Position	$—	$254,294,485	$—	$254,294,485
Other Financial Instruments
Forward Foreign Currency Contracts*	—	1,600,613		1,600,613
Total Asset Position	$—	$255,895,098	$—	$255,895,098

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

During the period ended April 30, 2013, there were no significant transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

13. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the period ended April 30, 2013, the Fund did not make any share repurchases.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

14. Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on its financial statements.

15. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure in, the financial statements were noted.

In a transferable rights offering which expired on May 17, 2013, shareholders exercised rights to purchase 3,268,518 additional shares at a subscription price per share below the then-current market price per share of the Fund. Proceeds paid to the Fund amounted to $51,709,871 after deduction of the sales load of $2,032,203 (3.75% of gross proceeds) and offering costs of $450,000.

The Fund declared the following dividends from net investment income subsequent to April 30, 2013:

Declaration Date	Amount Per Share	Record Date	Payable Date
May 1, 2013	$0.12	May 15, 2013	May 31, 2013
May 1, 2013	$0.12	June 17, 2013	June 28, 2013
May 1, 2013	$0.12	July 15, 2013	July 31, 2013

Avenue Income Credit Strategies Fund

April 30, 2013 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Annual Meeting of Shareholders. On May 16, 2013, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposal set forth below. The following votes were recorded:

Proposal: The election of a Class II Trustee to the Board of Trustees for a term of three years to expire at the 2016 annual meeting of Shareholders, or special meeting in lieu thereof, and until her successor has been duly elected and qualified.

Election of Julie Dien Ledoux as a Class II Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	9,182,937	97%
Withheld	286,017	3%

The terms of office of Joel Citron, Darren Thompson and Randolph Takian, the remaining members of the Board of Trustees, continued after the Meeting.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement

The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Investment Adviser”). The Investment Adviser is part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Fund’s Board of Trustees (the “Board”) is legally required to review and approve the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”) initially for a two-year period and annually thereafter.

The Board, including each of the Trustees who are not “interested persons” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement at an “in person” meeting held on December 13, 2012 (the “Meeting”). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the continuance of the Investment Advisory Agreement. Prior to the Meeting, the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Investment Advisory Agreement. The Board had received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials prepared by the Investment Adviser and a report prepared by a third party data provider comparing fee, expense and performance information to a collection of registered closed-end funds believed by the Investment Adviser to have comparable investment objectives and strategies (the “Peer Funds”).

In deciding whether to approve the continuance of the Investment Advisory Agreement, the Board considered various factors, including (1) the nature, extent and quality of the services provided by the Investment Adviser under the Investment Advisory Agreement, (2) the investment performance of the Fund and the Investment Adviser, (3) the costs of the services and the profits realized by the Investment Adviser from its relationship with the Fund, (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Investment Advisory Agreement reflect these economies of scale, and (5) a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.

1. Nature, Extent and Quality of the Services to be provided to the Fund under the Investment Advisory Agreements

In considering the nature, extent and quality of the services provided by the Investment Adviser, the Board relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. They noted that under the Investment Advisory Agreement, the Investment Adviser is responsible for managing the Fund’s investments in accordance with the Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. The Board noted that the Investment Adviser would also provide the Fund with necessary offices, facilities and equipment. Further, it was noted that the Investment Adviser would coordinate and oversee the provision of services to the Fund by other service providers.

The Board reviewed the background and experience of the Investment Adviser’s senior management, including those individuals responsible for the investment, compliance and operations with respect to the Fund’s investments, and the responsibilities of the investment, compliance and operations personnel with respect to the Fund. They also considered the resources, operational structures and practices of the Investment Adviser both generally and in managing the Fund’s portfolio. As part of that review, the Board considered the Investment Adviser’s description of the interplay between the Fund’s portfolio manager and the Investment Adviser’s broader organization, as well as the

Investment Adviser’s compensation practices. The Board also considered as part of that review further explanation by the Investment Adviser of the impact of its collateralized loan obligation business on its balance sheet, in light of accounting consolidation rules. The Board went on to consider the Investment Adviser’s practices in monitoring and securing the Fund’s compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Investment Adviser, the Board took into account that the Investment Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. The Board noted in particular the credit analysis and risk management capabilities of the Investment Adviser and, as noted, its emphasis on compliance. With regard to the latter, the Board also considered information provided by the Adviser concerning policies and procedures, and operational measures aimed at mitigating potential conflicts of interest related to side by side management of private funds. On the basis of this review and in consideration of the Fund’s performance, as discussed further below, the Independent Trustees determined that the nature and extent of the services provided by the Investment Adviser to the Fund were appropriate, and had been of high quality and could be expected to remain so.

2. Performance of the Fund and the Investment Adviser

The Board noted that the Fund had been in operation for less than two years and considered the performance of the Fund under the management of the Investment Adviser on an absolute basis and in comparison to the Peer Funds. The Board noted that the Fund had positive performance and outperformed the Peer Funds’ median for the one-year period ended September 30, 2012, ranking in the first quintile of all Peer Funds. The Board also considered the Investment Adviser’s rationale for including among the Peer Funds certain funds not included in the peer group compiled by the third party data provider, as well as the third party data provider’s reasons for not selecting these funds. The Board also considered that, over the same period, the Fund had outperformed an index comprised of leveraged, closed-end high-yield bond funds (as well as differences from the index). The Investment Adviser also discussed with the Board the contributors and detractors to the Fund’s performance during the period. The Board determined that, in light of the considerations noted above, the Fund’s performance under the management of the Investment Adviser was satisfactory.

3. The Costs of the Services and the Profits Realized from its Relationship with the Fund

Next, the Board reviewed and considered the Fund’s investment management fee (“Management Fee”), payable monthly by the Fund to the Investment Adviser under the Investment Advisory Agreement at an annual rate of 1.25% of the Fund’s average daily net assets during each month, as well as the Fund’s total expense ratio.

In order to better evaluate the Management Fee and total expenses, the Board compared the Fund’s fees and expenses to those of a group of Peer Funds with asset levels comparable to those of the Fund (the “Peer Expense Group”). The Board noted that the Fund’s management fees and total expenses, at common and leveraged asset levels, were higher than the Peer Expense Group median, ranking in the fifth quintile of the Peer Expense Group in each category. The Board also took into account the impact of leverage levels on the Fund’s fees and expenses. In addition, the Board considered that the Investment Adviser is waiving its fees and/or reimbursing expenses to limit the overall operating expenses of the Fund. As discussed further below, the Board also compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including a registered open-end investment company (the “Open-End Fund”) and private funds managed by the Investment Adviser or its affiliates. Following its review, in light of the extent and high quality of services that the Fund receives, the Board concluded that the Fund’s fees and expenses were reasonable.

The Board then considered the profitability to the Investment Adviser of its relationship with the Fund. The Board had been provided with data on the Investment Adviser’s profitability with respect to the Investment

Advisory Agreement. The Investment Adviser discussed its cost allocation methodology and the reasons why the Investment Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Investment Advisory Agreement and any expense subsidization undertaken by the Investment Adviser. After discussion and analysis, the Board concluded that, to the extent that the Investment Adviser’s relationship with the Fund had been profitable, the profitability was in no case such as to render the Management Fee excessive.

The Board considered other benefits expected to be received by the Investment Adviser and its affiliates as a result of the Investment Adviser’s relationship with the Fund, including potential reputational value. In light of the expected costs of providing investment management and other services to the Fund and the Investment Adviser’s commitment to the Fund, the other ancillary benefits that the Investment Adviser’s and its affiliates expect to receive were not considered excessive under the circumstances.

4. The Extent to which Economies of Scale might be Realized if and as the Fund Grows and Whether the Fee Levels in the Investment Advisory Agreement Reflect these Economies of Scale for the Benefit of the Fund’s Shareholders

The Board considered that the Fund is a closed-end fund and thus not expected to have regular inflows of capital, and that growth would only be achieved through market appreciation or new issuances (e.g., rights offerings). The Board also considered that the nature of the Fund and its operations is such that the Investment Adviser may realize economies of scale in the management of the Fund if it grows in size or as other funds such as the Open-End Fund and series thereof are added. The Board determined that the Management Fee reflected current levels of shared economies of scale with the Fund.

5. Comparison of Services Rendered and Fees Paid to Those Under Other Investment Advisory Contracts, Such as Contracts of the Same and Other Investment Advisers or Other Clients

The Board compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including the Open-End Fund and private funds managed by the Investment Adviser or its affiliates. The Board noted that the Management Fee was less than the fees charged to most of the private funds by the Investment Adviser (or its affiliates), and discussed the various differences between the Fund and the Private Funds. The Board also noted that the Management Fee was higher than the fee charged to the Open-End Fund due to the differences between the Fund and the Open-End Fund, including differing investment objectives and strategies. The Board also considered the services rendered and fees paid under the Investment Advisory Agreement compared to those under the Investment Adviser’s other advisory contracts with its other clients. The Board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

Approval of the Investment Advisory Agreement

The Board, and the Independent Trustees separately, approved the continuance of the Fund’s Investment Advisory Agreement with the Investment Adviser after weighing the foregoing factors. No single factor was cited as determinative to the decision of the Board. They reasoned that the nature and extent of the services provided by the Investment Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Investment Adviser could be expected to continue to provide services of high quality. As to the Management Fee, the Board determined that the fee, considered in relation to the services provided, was within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances, that the Fund’s relationship with the Investment Adviser was not so profitable as to render the fee excessive, that any additional benefits to the Adviser were not of a magnitude that materially affected the Independent Trustees’ deliberations, and that the fee adequately reflected current levels of shared economies of scale with the Fund.

Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Avenue Income Credit
Strategies Fund

SEMI-ANNUAL REPORT
April 30, 2013

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)                                 Not applicable to semi-annual reports.

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)                  Not applicable to semi-annual reports.

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)                  No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: July 8, 2013